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                                                                      EXHIBIT 21

                       SYSCO CORPORATION AND SUBSIDIARIES

                         SUBSIDIARIES OF THE REGISTRANT



Registrant:       Sysco Corporation

The following is a list of subsidiaries of the Registrant.

                                                                                STATE OR JURISDICTION
           NAME OF SUBSIDIARY                                                     OF INCORPORATION
           ------------------                                                   ---------------------
Buckhead Beef Company                                                           Delaware
Doughtie's Sysco Food Services, Inc.                                            Delaware
FreshPoint Holdings, Inc.                                                       Delaware
*FreshPoint, Inc.                                                               Delaware
  *FreshPoint Distribution, Inc.                                                Delaware
      *American Produce & Vegetable Co., Inc.                                   Delaware
      *Carnival Fruit Company, Inc.                                             Florida
      *G&G Produce Company                                                      California
      *Lee Ray-Tarantino Co., Inc.                                              California
      * Movsovitz & Sons of Florida, Inc.                                       Florida
          *Sunburst Foods, Inc.                                                 Delaware
             *FreshPoint of Palm Beach, Inc.                                    Florida
             *Imperial Produce Co., Inc.                                        District of Columbia
             *Mitt Parker Company, Incorporated                                 Georgia
             *P. Tavilla Co. (Miami) Inc.                                       Florida
             *Red's Market, Inc.                                                Florida
      *Produce America, Inc.                                                    Delaware
         *I&S Foodservices, Inc.                                                Alberta, Canada
  *Pacific Produce Co. Ltd.                                                     Alberta, Canada
  *FreshPoint of Denver, Inc.                                                   Colorado
  *FreshPoint of Las Vegas, Inc.                                                Delaware
  *FreshPoint Partners, Inc.                                                    Delaware
K.W. Food Distributors Ltd.                                                     British Columbia, Canada
#*Four Seasons Food Ltd.                                                        British Columbia, Canada
Malcolm Meats Company                                                           Delaware
Nobel/Sysco Food Services Company                                               Colorado
*Sysco Equipment & Furnishings Company                                          Delaware
Pegler-Sysco Food Services Company                                              Nebraska
*Pegler-Sysco Transportation Co.                                                Nebraska
Ritter Sysco Food Services, LLC                                                 Delaware
SFS Shelf, LLC                                                                  Delaware
Sysco Administrative Services, Inc.                                             Delaware
   #*Sysco Proprietary LP                                                       Texas
   #*Sysco Services LP                                                          Texas

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
                                                                                STATE OR JURISDICTION
           NAME OF SUBSIDIARY                                                     OF INCORPORATION
           ------------------                                                   ---------------------
Sysco Financial Services, LLC                                                   Delaware
   *Sysco Finance Company                                                       Delaware
  *Hardin's-Sysco Food Services, LLC                                            Delaware
  *Dowd Food Discount Corp.                                                     New Jersey
  *Lankford-Sysco Food Services, LLC                                            Delaware
  *Robert Orr-Sysco Food Services, LLC                                          Delaware
  *Sysco Food Services of New Orleans, LLC                                      Delaware
  *Sysco Texas Partners, Inc.                                                   Delaware
  *Sysco Administrative Services II, Inc.                                       Delaware
     **Sysco Food Services of Austin, LP                                        Delaware
     **Sysco Food Services of Dallas, LP                                        Delaware
    **Sysco Food Services of Houston, LP                                        Delaware
    **Sysco Food Services of San Antonio, LP                                    Delaware
Sysco Food Services of Arizona, Inc.                                            Delaware
  *Sysco Arizona Leasing, Inc.                                                  Delaware
Sysco Food Services of Arkansas, LLC                                            Delaware
Sysco Food Services of Atlanta, LLC                                             Delaware
Sysco Food Services of Central Alabama, Inc.                                    Delaware
Sysco Food Services of Central Florida, Inc.                                    Delaware
Sysco Food Services of Central Pennsylvania, LLC                                Delaware
Sysco Food Services of Charlotte, LLC                                           Delaware
Sysco Food Services-Chicago, Inc.                                               Delaware
Sysco Food Services of Cleveland, Inc.                                          Delaware
Sysco Food Services of Detroit, LLC                                             Delaware
Sysco Food Services of Grand Rapids, LLC                                        Delaware
Sysco Food Services of Idaho, Inc.                                              Idaho
Sysco Food Services of Indianapolis, LLC                                        Delaware
Sysco Food Services of Iowa, Inc.                                               Delaware
Sysco Food Services - Jacksonville, Inc.                                        Delaware
Sysco Food Services of Kansas City, Inc.                                        Missouri
Sysco Food Services of Los Angeles, Inc.                                        Delaware
Sysco Food Services of Minnesota, Inc.                                          Delaware
Sysco Food Services of Modesto, Inc.                                            California
Sysco Food Services of Montana, Inc.                                            Delaware
Sysco Food Services of Northern New England, Inc.                               Maine
Sysco Food Services of Oklahoma, Inc.                                           Delaware
Sysco Food Services of Philadelphia, LLC                                        Delaware
  *Garden Cash & Carry, Inc.                                                    Delaware
Sysco Food Services of Pittsburgh, Inc.                                         Pennsylvania
Sysco Food Services of Portland, Inc.                                           Delaware
Sysco Food Services of Sacramento, Inc.                                         Delaware
Sysco Food Services of San Diego, Inc.                                          Delaware
Sysco Food Services of San Francisco, Inc.                                      California
Sysco Food Services of Seattle, Inc.                                            Delaware
Sysco Food Services of South Florida, Inc.                                      Delaware
Sysco Food Services of Southeast Florida, LLC                                   Delaware
Sysco Food Services of St. Louis, LLC                                           Delaware
Sysco Food Services of Virginia, LLC                                            Delaware

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
                                                                                STATE OR JURISDICTION
           NAME OF SUBSIDIARY                                                     OF INCORPORATION
           ------------------                                                   ---------------------
Sysco Food Services - West Coast Florida, Inc.                                  Delaware
Sysco Holdings Limited                                                          New Brunswick, Canada
  *Strano Sysco Foodservice Limited                                             Ontario, Canada
Sysco Intermountain Food Services, Inc.                                         Delaware
Sysco/Louisville Food Services Co.                                              Delaware
Sysco Newport Meat Company                                                      Delaware
The SYGMA Network, Inc.                                                         Delaware
Watson Sysco Food Services, Inc.                                                Delaware


 *Second Tier Subsidiary

**Limited Partnerships whose parents are: Sysco Texas Partners, Inc. (1%) and Sysco Administrative Services II, Inc. (99%)

#Multiple parents